Exhibit 99.1

iAnthus Provides Update on Executive Team

NEW YORK, NY and TORONTO, ON – October 12, 2023 – iAnthus Capital Holdings, Inc. (“iAnthus” or the “Company”) (CSE: IAN, OTCPK: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, announces that Robert Galvin will transition out of his role as Interim Chief Operating Officer of the Company, effective immediately. Mr. Galvin joined the Company as Senior Vice President and Chief Administrative Officer in 2019 and served the Company in many roles, before being named Interim Chief Operating Officer on November 27, 2020, and has served in that role since that time.

“On behalf of the Company, I would like to thank Bob for his contributions and commitment to iAnthus over the last 4 years. Bob has been a consistent part of the Company since 2019 and played a key role in leading the Company both through and after its recent restructuring, and we wish him the best in all his future endeavors,” said Richard Proud, Chief Executive Officer of the Company. “iAnthus has a strong leadership team in place to continue executing on our growth strategy.”

Mr. Galvin will continue to be available to the Company as a strategic advisor and serve in a consulting role to help ensure a successful transition. “I am grateful to have had the opportunity to serve and lead iAnthus in my various roles. iAnthus has a tremendous team of people and is well-positioned to take the next steps in its development,” said Robert Galvin. “I look forward to Richie and the management team executing an exciting strategy to move the Company forward.”

About iAnthus

iAnthus owns and operates licensed cannabis cultivation, processing and dispensary facilities throughout the United States. For more information, visit www.iAnthus.com.

Forward Looking Statements

Statements in this news release contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Company’s reports that it files from time to time with the SEC and the Canadian securities regulators which you should review including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC. When used in this news release, words such as “will,” “could,” “plan,” “estimate,” “expect,” “intend,” “may,” “potential,” “believe,” “should” and similar expressions, are forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company’s financial performance, business development, results of operations, and changes to the composition of the Company’s management.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

Neither the Canadian Securities Exchange nor the U.S. Securities and Exchange Commission has reviewed, approved or disapproved the content of this news release.

Contact Information

Corporate/Media/Investors:

Philippe Faraut, Chief Financial Officer

iAnthus Capital Holdings, Inc.

1-646-518-9418

investors@ianthuscapital.com